Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

MOR-1
CASE NAME:	Tailored Brands, Inc.	PETITION DATE:	08/02/20
CASE NUMBER:	20-33900	DISTRICT OF TEXAS:	Southern

PROPOSED PLAN DATE:	9/25/2020	DIVISION:	Houston

MONTHLY OPERATING REPORT SUMMARY

(Amounts in Thousands)
MONTH	Aug-20	Sep-20	Oct-20
REVENUES (MOR-6)	99,860
OPERATING INCOME (LOSS) (MOR-6)	(37,748)
NET INCOME (LOSS) (MOR-6)	(55,808)
PAYMENTS TO INSIDERS (MOR-9)	385
PAYMENTS TO PROFESSIONALS (MOR-9)	259
TOTAL DISBURSEMENTS (MOR-7)	(548,839)

***The original of this document must be filed with the United States Bankruptcy Court and a copy must be sent to the United States Trustee***

REQUIRED INSURANCE MAINTAINED		EXP.
AS OF SIGNATURE DATE		DATE
UMBRELLA	YES	05/01/21
D&O	YES	11/15/20
PROPERTY	YES	05/01/21
WORKERS COMP	YES	05/01/21
VARIOUS	YES	05/01/21

CHECK ONE
Are all accounts receivable being collected within terms?	Yes	☐ No
Are all post-petition liabilities, including taxes, being paid within terms?	Yes	☐ No
Have all tax returns and other required government filings been timely paid?	Yes	☐ No
Have any pre-petition liabilities been paid?	Yes	☐ No

If so, describe	Payments made consistent with First Day Orders

Are all funds received being deposited into Debtor in Possession bank accounts?	Yes	☐ No
Were any assets disposed of outside the normal course of business?	☐ Yes	No

If so, describe

Are all U.S. Trustee Quarterly Fee Payments current?	Yes	☐ No

		What is the status of your Plan of Reorganization?		Amended Plan Filed 9/25/20
ATTORNEY NAME:	Matthew D. Cavenaugh		I certify under penalty of perjury that the following complete
INITIALS ____
FIRM NAME:	Jackson Walker LLP		Monthly Operating Report (MOR), consisting of MOR-1 through
ADDRESS:	1401 McKinney St.	DATE ______	MOR-9 plus attachments, is true and correct.
Suite 1900
CITY, STATE, ZIP:	Houston, Texas 77010	UST USE ONLY	SIGNED	/s/ Holly Etlin	Chief Restructuring Officer
TELEPHONE/FAX:	713-752-4200 / 713-752-4221			(ORIGINAL SIGNATURE)	TITLE
MOR-1				Holly Etlin	9/29/2020
				(PRINT NAME OF SIGNATORY)	DATE

[1]

A complete list of each of the Debtors in these chapter 11 cases may be obtained on the website of the Debtors’ claims and noticing agent at http://cases.primeclerk.com/TailoredBrands. The location of the Debtors’ service address in these chapter 11 cases is: 6100 Stevenson Boulevard, Fremont, California 94538.

CASE NAME:	Tailored Brands, Inc.
CASE NUMBER:	20-33900

Notes to the Monthly Operating Report

INTRODUCTION:

This monthly operating report is unaudited and does not purport to represent financial statements prepared in accordance with GAAP nor are they intended to fully reconcile to the financial statements prepared by the Debtors. Unlike the consolidated financial statements, the MOR reflects the assets and liabilities of the Debtor(s), except where otherwise indicated. Information contained in the MOR has been derived from the Debtor’s books and records. Therefore, in order to comply with their obligations to provide monthly operating reports currently during these Chapter 11 Cases, the Debtors have prepared this monthly operating report using the best information presently available to them, which has been collected, maintained, and prepared in accordance with their historical accounting practices. This monthly operating report is, thus, true and accurate to the best of the Debtors’ knowledge, information and belief based on current available data. The results of operations and financial position contained herein are not necessarily indicative of results that may be expected for any other period or for the full year and may not necessarily reflect the consolidated results of operations and financial position of the Debtors in the future.

GENERAL METHODOLOGY:

The Debtors prepared this Monthly Operating Report relying primarily upon the information set forth in their books and records. Consequently, certain transactions that are not identified in the normal course of business in the Debtors’ books and records may not be included in this Monthly Operating Report. Nevertheless, in preparing this Monthly Operating Report, the Debtors made best efforts to supplement the information set forth in their books and records with additional information concerning transactions that may not have been identified therein. The Debtors' fiscal periods do not align with calendar months. The fiscal period reported for August 2020 is August 2 - August 29.

RESERVATION OF RIGHTS:

Given the complexity of the Debtors’ business, inadvertent errors, omissions or over inclusion of contracts or leases may have occurred. Accordingly, the Debtors hereby reserve all of their rights to dispute the validity, status, enforceability, or executory nature of any claim amount, representation or other statement in this Monthly Operating Report and reserve the right to amend or supplement this Monthly Operating Report, if necessary, but shall be under no obligation to do so.

Notes to MOR-2:

Balance sheet is presented as the combined total of Debtor entities in these cases and does not include eliminating accounting entries prepared in accordance with GAAP. Furthermore, this information is based on unaudited information, which may not reconcile to the Debtors' final consolidated financial statements for the period. Cash balances in balance sheet include cash not included in bank accounts, such as cash on hand, cash in transit and other accruals.

Notes to MOR-3:

Balance sheet is presented as the combined total of Debtor entities in these cases and does not include eliminating accounting entries prepared in accordance with GAAP. Furthermore, this information is based on unaudited information, which may not reconcile to the Debtors' final consolidated financial statements for the period. Accounts payable accruals may include invoices that had not been evaluated as liabilities subject to compromise as of month end. In this report these amounts are assumed to be post-petition obligations, pending the Debtors' normal-course invoice processing assessment.

CASE NAME:	Tailored Brands, Inc.
CASE NUMBER:	20-33900

Notes to the Monthly Operating Report

Notes to MOR-4:

The Debtors have sought to allocate liabilities between the prepetition and postpetition periods based upon the information available at the time of, and research conducted in connection with, the preparation of this MOR. As additional information becomes available and further research is conducted, the Debtors’ allocation of liabilities between the prepetition and postpetition periods may change. The liability information, except as otherwise noted, is listed as of the close of business as of the end of the month. Accordingly, the Debtors reserve all rights to amend, supplement or otherwise modify this MOR as necessary and appropriate. Accrued expenses have not been evaluated as liabilities subject to compromise and are subject to material change.

Notes to MOR-5:

Aging represents open and outstanding invoices that have been entered into the Debtors' accounts payable system. The aging does not include accruals for invoices not yet received or approved and is aged based on due date.

Accounts receivable aging only represents trade receivables. The balance of accounts receivable primarily consists of credit card receivables, credit card reserves and credits available under the CARES act.

Notes to MOR-6:

August amounts are from the entire fiscal month of August, which was August 2 through August 29.

Notes to MOR-7:

Although payment of prepetition claims is generally not permitted, the Bankruptcy Court has authorized the Debtors to pay certain prepetition claims in designated categories and subject to certain terms and conditions. This relief generally was designed to preserve the value of the Debtors’ business and assets. The Debtors have paid and continue to pay undisputed post petition obligations in the ordinary course of business.

Intercompany receipts and disbursements are excluded from this report. Based on centralized cash management practices, non- Debtor entities may make payments on behalf of other Debtor entities. To conform to U.S. Trustee disbursement reporting requests to track disbursements by Debtor and for purposes of quarterly fee calculations, the Debtors have made a reasonable effort to assign these disbursements to the entity on whose behalf the payment was made. However, this assignment may differ from the final intercompany accounting. Both Receipts and Disbursements are provided on book basis.

Notes to MOR-8:

The Debtors perform all bank account reconciliations in the ordinary course of business. Copies of the bank account statements and reconciliations are available for inspection upon request by the Office of the United States Trustee. Balances represent book balance.

Notes to MOR-9:

The list of insiders is consistent with public disclosures of Tailored Brands, Inc. and other filings associated with this Chapter 11 case. Payments to ordinary course professionals or consultants are not included in MOR-9.

CASE NAME:	Tailored Brands, Inc.
CASE NUMBER:	20-33900

UNITED STATES BANKRUPTCY COURT

MOR-2 - COMPARATIVE BALANCE SHEETS

PETITION DATE:	08/02/20
DISTRICT OF TEXAS:	Southern
PERIOD:	As of August 29, 2020

COMPARATIVE BALANCE SHEETS

(Amounts in Thousands)

Unaudited	TLRD	TLRD	TLRD
	MONTH	MONTH	MONTH
ASSETS	Aug-20	Sep-20	Oct-20
CURRENT ASSETS
Cash and cash equivalents	$39,412
Restricted cash	80,920
Accounts receivable, net	23,739
Inventories	676,165
Assets held for sale	0
Other current assets	110,264
TOTAL CURRENT ASSETS	$930,500	$0	0
Noncurrent assets:
Property and equipment, net	$304,160
Operating lease right-of-use assets	648,214
Rental product, net	99,088
Goodwill	0
Intangible assets, net	23,534
Other assets	1,182
TOTAL NONCURRENT ASSETS	$1,076,178	$0	$0

TOTAL ASSETS	$2,006,678	$0	$0

*See MOR Notes
MOR-2

CASE NAME:	Tailored Brands, Inc.
CASE NUMBER:	20-33900

UNITED STATES BANKRUPTCY COURT

MOR-3 - COMPARATIVE BALANCE SHEETS

PETITION DATE:	08/02/20
DISTRICT OF TEXAS:	Southern
PERIOD:	As of August 29, 2020

COMPARATIVE BALANCE SHEETS

(Amounts in Thousands)

Unaudited
	MONTH	MONTH	MONTH
LIABILITIES	Aug-20	Sep-20	Oct-20
LIABILITIES
POST-PETITION LIABILITIES (MOR-4)	$1,308,480

LIABILITIES SUBJECT TO COMPROMISE (LSTC) *See MOR Notes
TOTAL LIABILITIES SUBJECT TO COMPROMISE	1,268,100	$0	$0

TOTAL LIABILITIES	$2,576,580	$0	$0
EQUITY
Common stock	512
Capital in excess of par	518,322
Accumulated deficit	(1,077,515)
Accumulated other comprehensive loss	(1,221)
Treasury stock, at cost	(10,000)
TOTAL STOCKHOLDERS' DEFICIT	$(569,902)	$0	$0
TOTAL LIABILITIES & EQUITY	$2,006,678	$0	$0

*See MOR Notes
MOR-3

CASE NAME:	Tailored Brands, Inc.
CASE NUMBER:	20-33900

UNITED STATES BANKRUPTCY COURT

MOR-4 - SCHEDULE OF POST-PETITION LIABILITIES

PETITION DATE:	08/02/20
DISTRICT OF TEXAS:	Southern
PERIOD:	As of August 29, 2020

COMPARATIVE BALANCE SHEETS

(Amounts in Thousands)

Unaudited

	MONTH	MONTH	MONTH
	Aug-20	Sep-20	Oct-20
Current liabilities:
Accounts payable	76,691
Accrued expenses and other current liabilities	222,396
Current portion of operating lease liabilities	186,052
Current portion of long-term debt	260,000
Total current liabilities	$745,139

Noncurrent liabilities:
Operating lease liabilities	527,055
Deferred taxes and other liabilities	36,286
Total noncurrent liabilities	$563,341
TOTAL POST-PETITION LIABILITIES (MOR-3)	$1,308,480

*See MOR Notes

MOR-4

CASE NAME:	Tailored Brands, Inc.
CASE NUMBER:	20-33900

UNITED STATES BANKRUPTCY COURT

MOR-5 - POST-PETITION AP/AR AGING

PETITION DATE:	08/02/20
DISTRICT OF TEXAS:	Southern
PERIOD:	As of August 29, 2020

AGING OF POST-PETITION PAYABLES

(Amounts in Thousands)

Unaudited

DAYS	Aug-20	Sep-20	Oct-20
Current	$6,519
1-30	29,207
31-60	5,205
61+	1,114
TOTAL	$42,045

AGING OF ACCOUNTS RECEIVABLES

(Amounts in Thousands)

Unaudited

DAYS	Aug-20	Sep-20	Oct-20
Current	$77
1-30	85
31-60	16
61+	249
TOTAL	$426

*See MOR Notes

MOR-5

CASE NAME:	Tailored Brands, Inc.
CASE NUMBER:	20-33900

UNITED STATES BANKRUPTCY COURT

MOR-6 - CONSOLIDATED STATEMENTS OF OPERATIONS

PETITION DATE:	08/02/20
DISTRICT OF TEXAS:	Southern
PERIOD:	Aug 2, 2020 - Aug 29, 2020

Consolidated Statements of Operations

(Amounts in Thousands)

Unaudited

	MONTH	MONTH	MONTH
	Aug-20	Sep-20	Oct-20
Revenues and other:
Retail clothing product	78,455
Rental services	15,690
Alteration and other services	5,715
	$99,860
Expenses:
Costs of Sales	$85,421
Advertising expense	4,008
Selling, general and administrative expenses	48,179
	$137,608
Other income and (expenses):
Interest income	$3
Interest expense	(3,700)

	(3,697)

Reorganization costs	(23,059)

Loss before income taxes	$(64,504)
Benefit for income taxes	(8,696)
Net loss	$(55,808)

*See MOR Notes

MOR-6

CASE NAME:	Tailored Brands, Inc.
CASE NUMBER:	20-33900

UNITED STATES BANKRUPTCY COURT

MOR-7 - CASH RECEIPTS AND DISBURSEMENTS

PETITION DATE:	08/02/20
DISTRICT OF TEXAS:	Southern
PERIOD:	Aug 2, 2020 - Aug 29, 2020

Cash Receipts and Disbursements

(Amounts in Thousands)

Company Name	Cash Receipts	Cash Disbursements
JA Apparel Corp.	$4	$(0)
Jos. A. Bank Clothiers, Inc.	20,813	(20,849)
Joseph Abboud Manufacturing Corp	-	-
K&G Men's Company Inc.	16,072	(19,575)
Moores Retail Group Corp.	0	-
Moores The Suit People Corp.	10,530	(10,256)
MWDC Holding Inc.	-	-
Nashawena Mills Corp.	-	-
Renwick Technologies, Inc.	-	-
Tailored Brands Gift Card Co LLC	-	-
Tailored Brands Purchasing LLC	-	-
Tailored Brands, Inc.	1,509	(1,509)
Tailored Shared Services, LLC	4,119	(12,130)
TB UK Holding Limited	-	-
The Joseph A. Bank Mfg. Co., Inc.	-	-
The Men's Wearhouse, Inc.	434,522	(483,690)
TMW Merchants LLC	-	-
Tailored Brands Worldwide Purchasing Co.	192	(829)
Total	$487,761	$(548,839)

*See MOR Notes

MOR-7

CASE NAME:	Tailored Brands, Inc.
CASE NUMBER:	20-33900

UNITED STATES BANKRUPTCY COURT

MOR-8 - CASH RECONCILIATION

PETITION DATE:	08/02/20
DISTRICT OF TEXAS:	Southern
PERIOD:	As of August 29, 2020

Bank Account Information

(Amounts in Thousands)

		ACCOUNT NUMBER	BANK
BANK NAME	COMPANY NAME	ENDING	BALANCE
BANK OF AMERICA	JA Apparel Corp.	0812	8
BANK OF AMERICA	JA Apparel Corp.	6780	-
BANK OF AMERICA	JA Apparel Corp.	1966	-
BANK OF AMERICA	JA Apparel Corp.	1882	151
BANK OF AMERICA	Jos. A. Bank Clothiers, Inc.	6750	32
BANK OF AMERICA	Jos. A. Bank Clothiers, Inc.	9015	283
BANK OF AMERICA	Jos. A. Bank Clothiers, Inc.	9028	-
BANK OF AMERICA	Jos. A. Bank Clothiers, Inc.	9031	-
BB&T	Jos. A. Bank Clothiers, Inc.	1413	2
BBVA COMPASS	Jos. A. Bank Clothiers, Inc.	5091	6
FIFTH THIRD	Jos. A. Bank Clothiers, Inc.	4544	9
JPMORGAN CHASE	Jos. A. Bank Clothiers, Inc.	5203	20
KEY BANK	Jos. A. Bank Clothiers, Inc.	1787	3
M&T BANK	Jos. A. Bank Clothiers, Inc.	4286	4
PNC BANK	Jos. A. Bank Clothiers, Inc.	0275	14
REGIONS BANK	Jos. A. Bank Clothiers, Inc.	2665	12
TD BANK	Jos. A. Bank Clothiers, Inc.	5063	6
US BANK	Jos. A. Bank Clothiers, Inc.	9441	6
WELLS FARGO	Jos. A. Bank Clothiers, Inc.	1077	48
BANK OF AMERICA	K&G Men's Company Inc.	5103	16
BANK OF AMERICA	K&G Men's Company Inc.	5111	(11)
BANK OF AMERICA	K&G Men's Company Inc.	1178	-
BANK OF AMERICA	K&G Men's Company Inc.	4984	-
BANK OF AMERICA	K&G Men's Company Inc.	3284	-
BANK OF AMERICA	K&G Men's Company Inc.	3297	94
BANK OF AMERICA	K&G Men's Company Inc.	3307	795
FIFTH THIRD	K&G Men's Company Inc.	6978	348
BANK OF MONTREAL	Moores The Suit People Corp.	-521	13
CIBC	Moores The Suit People Corp.	7119	20
JPMORGAN CHASE	Moores The Suit People Corp.	0751	4,241
RBC	Moores The Suit People Corp.	25-3	11
SCOTIA BANK	Moores The Suit People Corp.	2418	313

CASE NAME:	Tailored Brands, Inc.
CASE NUMBER:	20-33900

UNITED STATES BANKRUPTCY COURT

MOR-8 - CASH RECONCILIATION

PETITION DATE:	08/02/20
DISTRICT OF TEXAS:	Southern
PERIOD:	As of August 29, 2020

SCOTIA BANK	Moores The Suit People Corp.	2612	63
SCOTIA BANK	Moores The Suit People Corp.	2817	5,856
SCOTIA BANK	Moores The Suit People Corp.	8815	-
SCOTIA BANK	Moores The Suit People Corp.	5914	786
SCOTIA BANK	Moores The Suit People Corp.	6015	741
SCOTIA BANK	Moores The Suit People Corp.	0414	52
SCOTIA BANK	Moores The Suit People Corp.	9912	422
TD CANADA TRUST	Moores Retail Group Corp.	3655	127
BANK OF AMERICA	Nashawena Mills Corp.	5907	8
BANK OF AMERICA	Renwick Technologies, Inc.	1262	-
BANK OF AMERICA	Tailored Brands, Inc.	5974	-
BANK OF AMERICA	Tailored Brands, Inc.	6241	-
BANK OF AMERICA	TB UK Holding Limited	5802	1
BANK OF AMERICA	Tailored Brands Worldwide Purchasin	5381	837
BANK OF AMERICA	Tailored Shared Services, LLC	5958	156
BANK OF AMERICA	Tailored Shared Services, LLC	5961	-
BANK OF AMERICA	The Men's Wearhouse, Inc.	2871	(593)
BANK OF AMERICA	The Men's Wearhouse, Inc.	2905	(29)
BANK OF AMERICA	The Men's Wearhouse, Inc.	3053	260
BANK OF AMERICA	The Men's Wearhouse, Inc.	0835	4,963
BANK OF AMERICA	The Men's Wearhouse, Inc.	1110	-
BANK OF AMERICA	The Men's Wearhouse, Inc.	1123	-
BANK OF AMERICA	The Men's Wearhouse, Inc.	4447	390
BANK OF AMERICA	The Men's Wearhouse, Inc.	4450	362
BANK OF AMERICA	The Men's Wearhouse, Inc.	4463	546
BANK OF AMERICA	The Men's Wearhouse, Inc.	4942	195
BANK OF AMERICA	The Men's Wearhouse, Inc.	3590	2,343
BANK OF AMERICA	The Men's Wearhouse, Inc.	3600	-
BANK OF AMERICA	The Men's Wearhouse, Inc.	7313	-
BANK OF AMERICA	The Men's Wearhouse, Inc.	6010	18
BANK OF HAWAII	The Men's Wearhouse, Inc.	5567	3
BB&T	The Men's Wearhouse, Inc.	1391	10
FIFTH THIRD	The Men's Wearhouse, Inc.	9738	22
HSBC	The Men's Wearhouse, Inc.	9585	2
JPMORGAN CHASE	The Men's Wearhouse, Inc.	9762	14,016
JPMORGAN CHASE	The Men's Wearhouse, Inc.	3698	133
KEY BANK	The Men's Wearhouse, Inc.	2689	16
PNC BANK	The Men's Wearhouse, Inc.	5202	92

CASE NAME:	Tailored Brands, Inc.
CASE NUMBER:	20-33900

UNITED STATES BANKRUPTCY COURT

MOR-8 - CASH RECONCILIATION

PETITION DATE:	08/02/20
DISTRICT OF TEXAS:	Southern
PERIOD:	As of August 29, 2020

REGIONS BANK	The Men's Wearhouse, Inc.	4418	25
TD BANK	The Men's Wearhouse, Inc.	1533	19
US BANK	The Men's Wearhouse, Inc.	1130	137
WELLS FARGO	The Men's Wearhouse, Inc.	0476	263
JPMORGAN CHASE	The Men's Wearhouse, Inc.	9722	80,920
Total			119,605

*See MOR Notes

MOR-8

CASE NAME:	Tailored Brands, Inc.
CASE NUMBER:	20-33900

UNITED STATES BANKRUPTCY COURT

MOR - 9 - PAYMENTS TO INSIDERS AND PROFESSIONALS [1]

PETITION DATE:	08/02/20
DISTRICT OF TEXAS:	Southern
PERIOD:	Aug 2, 2020 - Aug 29, 2020

PAYMENTS TO INSIDERS AND PROFESSIONALS

(Amounts in Thousands)

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section
101(31)(A)-(F) of the U.S. Bankruptcy Code) and the professionals.

Also, for insiders, identify the type of compensation paid (e.g., salary, commission, bonus, etc.) (Attach additional pages as necessary).

		PERIOD
INSIDERS: NAME/COMP TYPE		8/2/2020 - 8/29/2020
Ask, Carrie Ann	Salary	$54
Bragg II, James R	Salary	37
Hansen II, Richard B	Salary	34
Lathi, Dinesh Subhash	Salary	77
Neutze, Mark	Salary	31
Ricci, Steven James	Salary	28
Rhodes, Archibald Alexander	Salary	35
Sherman, Boris Peter	Salary	38
Smith, Michael Shane	Salary	33
Vazquez, John	Salary	19
TOTAL INSIDERS (MOR-1)		$385

PERIOD
PROFESSIONALS	8/2/2020 - 8/29/2020
Morgan Lewis	$155
Mourant (Cayman Counsel)	100
Winstead (Local Counsel)	4
TOTAL PROFESSIONALS (MOR-1)	$259

*See MOR Notes

MOR-9